UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08699
                                   811-10019

Name of Fund:  Merrill Lynch U.S. High Yield Fund, Inc.
               Master U.S. High Yield Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch U.S. High Yield Fund, Inc. and Master U.S. High Yield Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/06

Date of reporting period: 04/01/05 - 09/30/05

Item 1 -   Report to Stockholders


Merrill Lynch
U.S. High Yield Fund, Inc.


Semi-Annual Report
September 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch U.S. High Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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A Letter From the President


Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major benchmark indexes managed to post positive results for the current reporting period:

Total Returns as of September 30, 2005                             6-month       12-month
U.S. equities (Standard & Poor's (S&P) 500 Index)                   +5.02%        +12.25%
Small-cap U.S. equities (Russell 2000 Index)                        +9.21%        +17.95%
International equities (MSCI Europe Australasia Far East Index)     +9.26%        +25.79%
Fixed income (Lehman Brothers Aggregate Bond Index)                 +2.31%        + 2.80%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)      +2.80%        + 4.05%
High yield bonds (Credit Suisse First Boston High Yield Index)      +2.82%        + 6.31%

Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate hiking program, raising the federal funds rate 11 times to 3.75% by period-end. The Fed admittedly remains more concerned about inflation than slowing economic growth, causing some to worry that the central bank may overreact to inflation and increase interest rates more than is necessary to maintain a healthy economic balance. Recent disruptions to production and spending from Hurricanes Katrina and Rita are likely to distort the economic data in the short term, muddying the underlying trends. However, any hurricane-induced slowdown is likely to be short lived, and the fiscal stimulus associated with reconstruction efforts in the Gulf could add to gross domestic product growth in 2006.

U.S. equities exhibited resilience over the past several months as investors generally tended to proceed with caution. After a strong finish to 2004, the S&P 500 Index remained largely range-bound in 2005, with the last three months representing the best quarter of the year. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

In the bond market, the yield curve continued to flatten as short-term interest rates moved in concert with the Fed rate hikes and longer-term interest rates remained more constant or declined. The difference between two-year and 10-year Treasury yields collapsed from 151 basis points (1.51%) on September 30, 2004 to 70 basis points on March 31, 2005, to just 16 basis points at period-end.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005



We are pleased to present to you

                  Merrill Lynch U.S. High Yield Fund, Inc.


B. Daniel Evans has been Vice President and Senior Portfolio Manager of the Fund since 2002. Mr. Evans has been a Managing Director of Merrill Lynch Investment Managers since 2004 and was a Director thereof from 2000 to 2004 and a Vice President from 1995 to 2000. He received a bachelor's degree from the Georgia Institute of Technology and an MBA from Georgia State University. He is founder and life member of the Fixed Income Analysts Society.


Dan Evans
Senior Portfolio Manager


Table of Contents                                              Page

A Letter From the President                                       2
A Discussion With Your Fund's Portfolio Manager                   4
Portfolio Information                                             6
Performance Data                                                  7
Disclosure of Expenses                                            9
Fund Financial Statements                                        10
Fund Financial Highlights                                        13
Fund Notes to Financial Statements                               18
Master Schedule of Investments                                   21
Master Financial Statements                                      25
Master Financial Highlights                                      27
Master Notes to Financial Statements                             28
Officers and Directors/Trustees                                  31



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005



A Discussion With Your Fund's Portfolio Manager


The high yield market rebounded from the lows recorded in mid-May and, we believe, has the capacity to outperform bellwether 10-year Treasury issues in 2005.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended September 30, 2005, Merrill Lynch U.S. High Yield Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +2.36%, +2.10%, +2.07%, +2.65% and +2.07%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 7 and 8 of this report to shareholders.) For the same period, the benchmark Credit Suisse First Boston (CSFB) High Yield Index returned +2.82% and the Lipper High Current Yield Funds category posted an average return of +3.19%. (Funds in this Lipper category aim for high relative current yield from fixed income securities. There are no quality or maturity restrictions and the funds tend to invest in lower-grade debt issues.)

The past six months were volatile ones for the high yield market. April and May were difficult months for the market and the Fund as the market digested the downgrades of General Motors Corporation's and Ford Motor Company's debt to non-investment grade status. The market hit bottom in mid-May and generally moved higher from that point forward until softening once more on the heels of Hurricanes Katrina and Rita in late August and September. High-beta securities, particularly auto-related issues and those impacted by higher petroleum prices (such as chemicals and plastic packaging), suffered most during that period. The Fund's portfolio had a heavy concentration of higher beta issues as we entered the period, and performance was impacted accordingly. As the market rallied in late May, June and July, we took the opportunity to reduce this exposure to high-beta issues (those rated CCC and Caa). Thus, in the more recent hurricane-related downswing, we were less susceptible to the market decline than we were earlier in the spring.

As the Federal Reserve Board (the Fed) continued to advance its monetary tightening campaign, we remained positioned for rising interest rates. Specifically, we maintained a short position in Treasury futures in order to cushion the portfolio from the negative price impact associated with rising yields. This strategy benefited performance in the second half of the period as 10-year Treasury issues significantly underperformed high yield bonds. In all, the Fed raised interest rates four times during the past six months, bringing the target short-term interest rate to 3.75% by period end. While yields on the short end of the Treasury yield curve moved in concert with the Fed interest rate hikes, yields on the long end of the curve moved up at a much more moderate pace, reflecting market technicals and resulting in a flattening of the yield curve. The rising long-term yields disproportionately affected the higher-quality sectors of the high yield market because of their higher correlation with Treasury issues.

In terms of sector attribution, we had disappointing results from our holdings in food & tobacco, paper, packaging and manufacturing. Nevertheless, holdings in the energy, U.S. cable, autos, information technology, airlines and consumer products sectors contributed positively to Fund performance. Our selective participation in the new-issue calendar also benefited results intermittently throughout the period.


Describe conditions in the high yield market during the period.

Following two years of strong performance, the high yield market faced two significant hurdles during the period. The first was the negative ripple effect that resulted from the General Motors and Ford downgrades, and second was the double devastation wrought by Hurricanes Katrina and Rita. Leading up to the Ford and General Motors downgrades, high-grade portfolios began to transition out of those names, leaving the high yield market to absorb a great deal of supply. At the same time, we saw a significant decline in the fundamentals of auto and auto-related issues. Nevertheless, when the downgrades finally occurred in early May, it was somewhat anticlimactic. The market, having already adjusted to accommodate those issues, recovered quickly to enjoy a strong June and July.

The main impact of Katrina and Rita came in the form of increasing energy prices, which hurt packaging companies the most. The high price of natural gas increases the cost of feedstock that the packaging companies use to make plastic packaging. Because of their limited ability to pass the higher cost of feedstock on to their customers, these companies' margins are expected to be squeezed accordingly.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005



Nevertheless, the market did benefit from a couple of tailwinds, including healthy corporate earnings and a fairly vibrant economy. In February 2005, the market recorded the lowest end-of-month spread versus 10-year Treasury issues since the CSFB High Yield Index was initiated in January 1986 at 307 basis points (3.07%). In March, the spread between high yield and 10-year Treasury issues widened to 373 basis points. At period end, despite the dramatic volatility during the interim, the spread was little changed at 377 basis points.

New issuance, which had been robust for some time, declined sharply in August 2005. For the month, the market saw 27 new issues totaling $6.6 billion. September brought a dramatic rebound, with new issuance of $11.2 billion in 42 transactions. For the calendar year-to-date, new issuance was $78.1 billion, substantially lower than the $103.7 billion at the same time last year. It appears the market is becoming increasingly discerning as to which transactions it will accommodate. We believe this means better value in the new issues that are coming to market.

The default rate by high yield corporate borrowers has remained fairly steady at around 2%. The most recent quarter brought a modest upward blip due to the default of a major issuer. However, we expect the default rate to remain moderate, in the 2% area, for the next several months. Notably, the U.S. bankruptcy laws were changed in early October 2005. We did not see many corporations taking advantage, which would seem to indicate that companies that were going to pursue Chapter 11 in the near term have already done so.


What changes were made to the portfolio during the period?

As the market rebounded in June and July, we took the opportunity to reduce our exposure to lower-tier credits. Specifically, our position in CCC-rated credits was reduced from 31% of net assets at March 31, 2005 to 24% at period end. At the same time, we increased our holdings in B-rated issues and added to the portfolio's liquidity. The goal is to have the cash available to take advantage of market opportunities as they present themselves.

Turnover was fairly active throughout the period as we removed or trimmed positions that we believed had realized their potential, and also eliminated those holdings that appeared to have limited upside. In terms of sector exposure, we increased our positions in autos, housing, information technology and paper. We reduced exposure to utilities, wireless and chemicals.

We maintained our Treasury short, although trimming it from 5% to 3% by period end. Finally, our participation in the new-issue calendar has become increasingly selective as we seek to add value by looking at new transactions with a more discerning eye.


How would you characterize the portfolio's position at the close of the period?

On balance, we believe the economy will continue its growth into 2006, which would be supportive of the creditworthiness of high yield issues. We expect robust merger-and-acquisition and leveraged buyout activity to increase leverage in selected sectors and result in significant new high yield issuance as equity sponsors finance this activity.

Amid these conditions, our strategy is to continue repositioning the portfolio, focusing on the single-B sector and issues with liquidity, and to further reduce our overall exposure to lower-rated issues. We expect the high yield market to outperform 10-year Treasury issues for calendar year 2005. Thus, we plan to concentrate on sectors of the market that we believe to be less susceptible to price/yield pressure from Treasury securities and high-grade corporate bonds, which are closely correlated to Treasury issues.

Given the expectation for rising interest rates and market volatility, we believe it is appropriate to carry a cash position of 5% - 10% of net assets, depending on our view of the market. We expect to continue to be short Treasury futures to help offset the price weakness associated with the anticipated rise in Treasury yields.


B. Daniel Evans
Vice President and Portfolio Manager

October 17, 2005



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005


Portfolio Information
                                                                                                                       Percent of
As of September 30, 2005                                                                                               Net Assets
Ten Largest Corporate Bond Holdings

Calpine Corp.*               Calpine continues to be strongly levered to a power markets recovery. This is particularly so in states such as Texas and California, where natural gas generation is on the margin most of the time. Management has taken some positive steps recently, including the sale of certain non-core generation assets as well as the remainder of the company's gas reserves,
                             to address Calpine's liquidity needs.                                                           3.2%

Alpharma, Inc.*              Alpharma, a specialty pharmaceuticals manufacturer has been negatively impacted by weakness in its generic pharmaceutical business and issues related to two of its manufacturing facilities. Despite these challenges, the company has been able to generate solid free cash flow and reduce bank debt. The company has made steady progress lowering its cost structure and improving its product pipeline. The company has also announced the resignation of the
                             CEO and is looking for a strong replacement.                                                     2.5

Commonwealth Brands, Inc.*   Commonwealth Brands is a low-cost manufacturer of cigarettes, including the USA Gold,
                             Montclair, Malibu, Rivera and Sonoma brands. Its products are sold at a 25% - 30% discount to the premium brands such as Marlboro of Philip Morris and Camels of Reynolds American.
                             Commonwealth Brands sells into various channels including supermarket chains, c-stores, gas stations and others. It is also a subsequent participant to the Master Settlement
                             Agreement with 46 States signed in 1998.                                                         2.2

Trico Marine Services, Inc.  Our holdings in Trico Marine common stock are a result of a successful Chapter 11 restructuring in which we received common stock in exchange for our notes. The common stock has benefited recently from significantly higher day rates as a result of increased activity in the Gulf of Mexico and the North Sea. Hurricanes Katrina and Rita have also increased demand for boats and consequently, day rates in the Gulf of Mexico. EBITDA in the first half of 2005 was $23 million and based on reported day rates is expected to be higher in the second half of the year. Additionally, the company is proceeding with an equity offering of 4.5 million shares through Lehman Brothers to reduce debt further as
                             well as invest in newer vessels.                                                                 2.2

PolyOne Corp.*               PolyOne is a leading producer of plastic compounds used to manufacture plastic consumer goods, building materials and a variety of industrial goods. PolyOne has sold assets, reduced costs and improved earnings and cash flow, resulting in a significantly improved
                             credit profile.                                                                                  1.8

Loral Space &                Loral's securities rallied sharply after the bankruptcy court confirmed the plan of
Communications Ltd.*         reorganization over the objection of the shareholders. As a result, the company will be restructured such that we will be receiving common stock and preferred stock for our notes.
                             In addition, we also received the right to invest in a new 14% senior note--these rights
                             were subsequently exercised.                                                                     1.7

Omnova Solutions Inc.        High petroleum based raw material costs have pressured earnings over the past year, however,
                             Omnova was successful at increasing prices sufficiently to more than offset higher costs.
                             This trend is expected to continue in the near term. Omnova is a leading U.S. producer of SB
                             Latex, which is used to coat paper and adhere carpet fiber to its backing. Omnova also
                             produces decorative products for the office, hotel and institutional refurbishment markets.      1.7

Charter Communications*      Charter Communications is the fourth largest cable television operator in the United States and is controlled by Paul Allen. Charter is also one of the more levered cable operators as a result of large acquisitions and softer performance. Most recently, Charter has been able to issue convertible debt and complete a significant debt exchange. Both of these
                             transactions have improved liquidity, extended maturities and eliminated debt.                   1.6

Liberty Media Corp.          Time Warner's common stock strengthened during the period leading to an increase in the price of our holdings in the Liberty Media .75% exchangeable convertibles. One catalyst was Time Warner and Comcast teaming up to make a $17.5 billion joint bid for Adelphia
                             Communications. Also, the company has been in discussions with both Yahoo! and Microsoft, among others to monetize some or all of AOL. Lastly, Carl Ichan has accumulated a large stake in an effort to force the company to increase shareholder value through a larger stock repurchase, a higher dividend, selling or spinning out AOL and the complete separation of the company's cable operations. We continue to be very constructive on the outlook for
                             the common stock of Time Warner and therefore the exchangeable convertibles                      1.6

EaglePicher Holdings         EaglePicher filed Chapter 11 bankruptcy on April 11, 2005 in the Southern District of
                             Cincinnati, Ohio. During the first quarter of 2005, the company experienced a sharp and rapid decline in liquidity due to a combination of factors, including a drop-off in earnings at the company's Hillsdale automotive parts supply business, ill-timed cash investments in its commercial technology business, and peak seasonal working capital requirements. Although it appeared that EaglePicher had several financing alternatives available, pressure from trade creditors put an additional strain on liquidity, thus forcing the company to file bankruptcy. We continue to seek maximum recovery in the
                             bonds through asset sales and/or a restructuring of the company.                                 1.6

 * Includes combined holdings and/or affiliates.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005



Portfolio Information (concluded)


As of September 30, 2005


Quality Ratings by                             Percent of
S&P/Moody's                                Total Investments

BBB/Baa                                            0.4%
BB/Ba                                              7.2
B/B                                               60.6
CCC/Caa                                           16.9
CC/Ca                                              0.5
D                                                  0.3
NR (Not Rated)                                     7.0
Other*                                             7.1


 * Includes portfolio holdings in common stocks, preferred stocks, warrants, other interests and short-term investments.



                                               Percent of
Five Largest Industries                        Net Assets

Manufacturing                                      8.5%
Food & Tobacco                                     6.5
Packaging                                          5.8
Information Technology                             5.7
Automotive                                         5.7

   For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These classes of shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005



Performance Data (concluded)


Recent Performance Results

                                                        6-Month           12-Month     Since Inception    Standardized
As of September 30, 2005                              Total Return      Total Return     Total Return     30-day Yield
ML U.S. High Yield Fund, Inc. Class A Shares*            +2.36%            +5.45%           +27.73%           7.19%
ML U.S. High Yield Fund, Inc. Class B Shares*            +2.10             +4.90            +22.98            6.96
ML U.S. High Yield Fund, Inc. Class C Shares*            +2.07             +4.85            +22.53            6.91
ML U.S. High Yield Fund, Inc. Class I Shares*            +2.65             +5.87            +30.33            7.44
ML U.S. High Yield Fund, Inc. Class R Shares*            +2.07             +5.18            +26.27            7.24
CSFB High Yield Index**                                  +2.82             +6.31            +50.29             --
Merrill Lynch High Yield Master Index***                 +3.62             +6.69            +48.14             --
Ten-Year U.S. Treasury Securities****                    +3.01             +1.98            +50.67             --

   * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
     Since inception total return is from 5/01/98.

  ** This unmanaged market-weighted Index mirrors the high-yield debt market of securities rated BBB or lower. Since inception total return is from 5/31/98.

 *** This unmanaged market-weighted Index mirrors the high-yield debt market of securities rated BBB or lower. Since inception total return is from 5/01/98.

**** Since inception total return is from 5/01/98.


Average Annual Total Return


                                    Return Without    Return With
                                     Sales Charge    Sales Charge**
Class A Shares*

One Year Ended 9/30/05                   +5.45%           +1.23%
Five Years Ended 9/30/05                 +5.21            +4.36
Inception (5/01/98)
through 9/30/05                          +3.36            +2.79

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.


                                        Return           Return
                                     Without CDSC     With CDSC**
Class B Shares*

One Year Ended 9/30/05                   +4.90%           +1.00%
Five Years Ended 9/30/05                 +4.68            +4.40
Inception (5/01/98)
through 9/30/05                          +2.83            +2.83

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.


                                        Return           Return
                                     Without CDSC     With CDSC**
Class C Shares*

One Year Ended 9/30/05                  +4.85%            +3.88%
Five Years Ended 9/30/05                +4.62             +4.62
Inception (5/01/98)
through 9/30/05                         +2.78             +2.78

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without    Return With
                                     Sales Charge    Sales Charge**
Class I Shares*

One Year Ended 9/30/05                   +5.87%           +1.64%
Five Years Ended 9/30/05                 +5.51            +4.65
Inception (5/01/98)
through 9/30/05                          +3.64            +3.07

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.


Class R Shares                                           Return

One Year Ended 9/30/05                                   +5.18%
Five Years Ended 9/30/05                                 +5.10
Inception (5/01/98) through 9/30/05                      +3.19



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2005 and held through September 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                         Expenses Paid
                                                              Beginning               Ending           During the Period*
                                                            Account Value         Account Value         April 1, 2005 to
                                                               April 1,           September 30,          September 30,
                                                                 2005                  2005                   2005
Actual

Class A                                                         $1,000              $1,023.60                $5.74
Class B                                                         $1,000              $1,021.00                $8.40
Class C                                                         $1,000              $1,020.70                $8.65
Class I                                                         $1,000              $1,026.50                $4.47
Class R                                                         $1,000              $1,020.70                $7.02

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000              $1,019.67                $5.73
Class B                                                         $1,000              $1,017.03                $8.38
Class C                                                         $1,000              $1,016.78                $8.64
Class I                                                         $1,000              $1,020.93                $4.46
Class R                                                         $1,000              $1,018.40                $7.01

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.12% for Class A,
   1.64% for Class B, 1.69% for Class C, .87% for Class I and 1.37% for Class R), multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005


Statement of Assets and Liabilities                                                      Merrill Lynch U.S. High Yield Fund, Inc.

As of September 30, 2005
Assets

       Investment in Master U.S. High Yield Trust (the "Trust"), at value
       (identified cost--$305,726,647)                                                                            $   286,144,571
       Prepaid expenses                                                                                                    59,173
                                                                                                                  ---------------
       Total assets                                                                                                   286,203,744
                                                                                                                  ---------------

Liabilities

       Payables:
           Dividends to shareholders                                                           $       407,908
           Distributor                                                                                 160,392
           Other affiliates                                                                             62,800
           Administrator                                                                                53,851            684,951
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                              33,518
                                                                                                                  ---------------
       Total liabilities                                                                                                  718,469
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   285,485,275
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                              $       664,946
       Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                    2,456,856
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      999,957
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      361,286
       Class R Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                       48,760
       Paid-in capital in excess of par                                                                               535,062,176
       Accumulated distributions in excess of investment income--net                           $     (187,256)
       Accumulated realized capital losses allocated from the Trust--net                         (234,339,374)
       Unrealized depreciation allocated from the Trust--net                                      (19,582,076)
                                                                                               ---------------
       Total accumulated losses--net                                                                                (254,108,706)
                                                                                                                  ---------------
       Net Assets                                                                                                 $   285,485,275
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $41,889,192 and 6,649,460 shares outstanding                               $          6.30
                                                                                                                  ===============
       Class B--Based on net assets of $154,750,936 and 24,568,556 shares outstanding                             $          6.30
                                                                                                                  ===============
       Class C--Based on net assets of $62,981,704 and 9,999,569 shares outstanding                               $          6.30
                                                                                                                  ===============
       Class I--Based on net assets of $22,790,418 and 3,612,857 shares outstanding                               $          6.31
                                                                                                                  ===============
       Class R--Based on net assets of $3,073,025 and 487,597 shares outstanding                                  $          6.30
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005


Statement of Operations                                                                  Merrill Lynch U.S. High Yield Fund, Inc.

For the Six Months Ended September 30, 2005
Investment Income

       Net investment income allocated from the Trust:
           Interest                                                                                               $    15,112,658
           Beneficial interest                                                                                            243,185
           Dividends                                                                                                       40,625
           Other                                                                                                          204,162
           Expenses                                                                                                     (798,471)
                                                                                                                  ---------------
       Total income                                                                                                    14,802,159
                                                                                                                  ---------------

Expenses

       Account maintenance and distribution fees--Class B                                      $       648,413
       Administration fees                                                                             438,121
       Account maintenance and distribution fees--Class C                                              276,675
       Transfer agent fees--Class B                                                                    106,230
       Account maintenance fees--Class A                                                                57,131
       Transfer agent fees--Class C                                                                     42,744
       Registration fees                                                                                41,319
       Printing and shareholder reports                                                                 38,328
       Transfer agent fees--Class I                                                                     30,981
       Transfer agent fees--Class A                                                                     24,256
       Professional fees                                                                                16,722
       Account maintenance and distribution fees--Class R                                                6,829
       Transfer agent fees--Class R                                                                      1,458
       Other                                                                                             8,859
                                                                                               ---------------
       Total expenses                                                                                                   1,738,066
                                                                                                                  ---------------
       Investment income--net                                                                                          13,064,093
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss) Allocated from the Trust--Net

       Realized loss on:
           Investments--net                                                                        (5,051,511)
           Futures contracts and swaps--net                                                          (648,377)        (5,699,888)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                          (408,966)
           Futures contracts and swaps--net                                                            117,723          (291,243)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (5,991,131)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     7,072,962
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005


Statements of Changes in Net Assets                                                      Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                September 30,        March 31,
Increase (Decrease) in Net Assets:                                                                   2005               2005
Operations

       Investment income--net                                                                  $    13,064,093    $    32,455,539
       Realized loss--net                                                                          (5,699,888)       (13,063,292)
       Change in unrealized appreciation/depreciation--net                                           (291,243)          9,406,051
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          7,072,962         28,798,298
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                 (1,852,561)        (5,021,265)
           Class B                                                                                 (6,569,300)       (16,456,450)
           Class C                                                                                 (2,609,371)        (6,178,868)
           Class I                                                                                 (2,565,806)        (5,189,179)
           Class R                                                                                   (106,495)          (110,242)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                        (13,703,533)       (32,956,004)
                                                                                               ---------------    ---------------

Capital Stock Transactions

       Net decrease in net assets derived from capital share transactions                        (114,435,004)      (100,791,305)
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                     342              2,882
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                              (121,065,233)      (104,946,129)
       Beginning of period                                                                         406,550,508        511,496,637
                                                                                               ---------------    ---------------
       End of period*                                                                          $   285,485,275    $   406,550,508
                                                                                               ===============    ===============
           * Undistributed (accumulated distributions in excess of) investment income--net     $     (187,256)    $       452,184
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005


Financial Highlights                                                                     Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                           Class A
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived   September 30,             For the Year Ended March 31,
from information provided in the financial statements.           2005         2005           2004           2003           2002
Per Share Operating Performance

       Net asset value, beginning of period              $       6.41   $       6.48   $       5.75   $       6.11   $       6.89
                                                         ------------   ------------   ------------   ------------   ------------
       Investment income--net**                                   .25            .48            .50            .56            .67
       Realized and unrealized gain (loss)--net             (.09)++++      (.07)++++            .76          (.37)          (.80)
                                                         ------------   ------------   ------------   ------------   ------------
       Total from investment operations                           .16            .41           1.26            .19          (.13)
                                                         ------------   ------------   ------------   ------------   ------------
       Less dividends from investment income--net               (.27)          (.48)          (.53)          (.55)          (.65)
                                                         ------------   ------------   ------------   ------------   ------------
       Net asset value, end of period                    $       6.30   $       6.41   $       6.48   $       5.75   $       6.11
                                                         ============   ============   ============   ============   ============

Total Investment Return***

       Based on net asset value per share                    2.36%+++          6.50%         22.40%          3.70%        (1.71%)
                                                         ============   ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses++                                              1.12%*          1.07%          1.05%          1.08%          1.06%
                                                         ============   ============   ============   ============   ============
       Investment income--net                                  7.73%*          7.29%          7.88%          9.73%         10.71%
                                                         ============   ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)          $     41,889   $     51,273   $     75,425   $     61,749   $     78,704
                                                         ============   ============   ============   ============   ============
       Portfolio turnover of the Trust                         13.86%         75.09%        119.94%         81.87%         48.56%
                                                         ============   ============   ============   ============   ============

         * Annualized.

        ** Based on average shares outstanding.

       *** Total investment returns exclude the effects of sales charges.

        ++ Includes the Fund's share of the Trust's allocated expenses.

      ++++ Includes redemption fees, which are less than $.01 per share.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005


Financial Highlights (continued)                                                         Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                           Class B
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived   September 30,             For the Year Ended March 31,
from information provided in the financial statements.           2005         2005           2004           2003           2002
Per Share Operating Performance

       Net asset value, beginning of period              $       6.41   $       6.48   $       5.75   $       6.11   $       6.89
                                                         ------------   ------------   ------------   ------------   ------------
       Investment income--net**                                   .23            .44            .47            .52            .65
       Realized and unrealized gain (loss)--net             (.09)++++      (.06)++++            .76          (.36)          (.81)
                                                         ------------   ------------   ------------   ------------   ------------
       Total from investment operations                           .14            .38           1.23            .16          (.16)
                                                         ------------   ------------   ------------   ------------   ------------
       Less dividends from investment income--net               (.25)          (.45)          (.50)          (.52)          (.62)
                                                         ------------   ------------   ------------   ------------   ------------
       Net asset value, end of period                    $       6.30   $       6.41   $       6.48   $       5.75   $       6.11
                                                         ============   ============   ============   ============   ============

Total Investment Return***

       Based on net asset value per share                    2.10%+++          5.96%         21.78%          3.17%        (2.21%)
                                                         ============   ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses++                                              1.64%*          1.58%          1.57%          1.60%          1.58%
                                                         ============   ============   ============   ============   ============
       Investment income--net                                  7.22%*          6.78%          7.39%          9.31%         10.29%
                                                         ============   ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)          $    154,751   $    196,271   $    273,471   $    275,334   $    334,584
                                                         ============   ============   ============   ============   ============
       Portfolio turnover of the Trust                         13.86%         75.09%        119.94%         81.87%         48.56%
                                                         ============   ============   ============   ============   ============

         * Annualized.

        ** Based on average shares outstanding.

       *** Total investment returns exclude the effects of sales charges.

        ++ Includes the Fund's share of the Trust's allocated expenses.

      ++++ Includes redemption fees, which are less than $.01 per share.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005


Financial Highlights (continued)                                                         Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                           Class C
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived   September 30,             For the Year Ended March 31,
from information provided in the financial statements.           2005         2005           2004           2003           2002
Per Share Operating Performance

       Net asset value, beginning of period              $       6.41   $       6.48   $       5.75   $       6.11   $       6.89
                                                         ------------   ------------   ------------   ------------   ------------
       Investment income--net**                                   .23            .44            .46            .52            .65
       Realized and unrealized gain (loss)--net             (.09)++++      (.06)++++            .76          (.37)          (.81)
                                                         ------------   ------------   ------------   ------------   ------------
       Total from investment operations                           .14            .38           1.22            .15          (.16)
                                                         ------------   ------------   ------------   ------------   ------------
       Less dividends from investment income--net               (.25)          (.45)          (.49)          (.51)          (.62)
                                                         ------------   ------------   ------------   ------------   ------------
       Net asset value, end of period                    $       6.30   $       6.41   $       6.48   $       5.75   $       6.11
                                                         ============   ============   ============   ============   ============

Total Investment Return***

       Based on net asset value per share                    2.07%+++          5.90%         21.73%          3.12%        (2.26%)
                                                         ============   ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses++                                              1.69%*          1.64%          1.62%          1.65%          1.63%
                                                         ============   ============   ============   ============   ============
       Investment income--net                                  7.17%*          6.73%          7.32%          9.27%         10.20%
                                                         ============   ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)          $     62,982   $     76,408   $    102,883   $     89,033   $     92,234
                                                         ============   ============   ============   ============   ============
       Portfolio turnover of the Trust                         13.86%         75.09%        119.94%         81.87%         48.56%
                                                         ============   ============   ============   ============   ============

         * Annualized.

        ** Based on average shares outstanding.

       *** Total investment returns exclude the effects of sales charges.

        ++ Includes the Fund's share of the Trust's allocated expenses.

      ++++ Includes redemption fees, which are less than $.01 per share.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005


Financial Highlights (continued)                                                         Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                           Class I
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived   September 30,             For the Year Ended March 31,
from information provided in the financial statements.           2005         2005           2004           2003           2002
Per Share Operating Performance

       Net asset value, beginning of period              $       6.41   $       6.48   $       5.75   $       6.11   $       6.89
                                                         ------------   ------------   ------------   ------------   ------------
       Investment income--net**                                   .29            .49            .52            .56            .68
       Realized and unrealized gain (loss)--net             (.11)++++      (.06)++++            .75          (.36)          (.79)
                                                         ------------   ------------   ------------   ------------   ------------
       Total from investment operations                           .18            .43           1.27            .20          (.11)
                                                         ------------   ------------   ------------   ------------   ------------
       Less dividends from investment income--net               (.28)          (.50)          (.54)          (.56)          (.67)
                                                         ------------   ------------   ------------   ------------   ------------
       Net asset value, end of period                    $       6.31   $       6.41   $       6.48   $       5.75   $       6.11
                                                         ============   ============   ============   ============   ============

Total Investment Return***

       Based on net asset value per share                    2.65%+++          6.77%         22.70%          3.96%        (1.46%)
                                                         ============   ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses++                                               .87%*           .82%           .80%           .83%           .81%
                                                         ============   ============   ============   ============   ============
       Investment income--net                                  8.25%*          7.55%          8.16%         10.13%         10.85%
                                                         ============   ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)          $     22,790   $     79,850   $     59,348   $     49,359   $     38,200
                                                         ============   ============   ============   ============   ============
       Portfolio turnover of the Trust                         13.86%         75.09%        119.94%         81.87%         48.56%
                                                         ============   ============   ============   ============   ============

         * Annualized.

        ** Based on average shares outstanding.

       *** Total investment returns exclude the effects of sales charges.

        ++ Includes the Fund's share of the Trust's allocated expenses.

      ++++ Includes redemption fees, which are less than $.01 per share.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005


Financial Highlights (concluded)                                                         Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                               Class R
                                                                        For the Six                               For the Period
                                                                        Months Ended      For the Year Ended    January 3, 2003++
The following per share data and ratios have been derived              September 30,          March 31,            to March 31,
from information provided in the financial statements.                      2005            2005          2004         2003
Per Share Operating Performance

       Net asset value, beginning of period                             $       6.42   $       6.48   $       5.75   $       5.49
                                                                        ------------   ------------   ------------   ------------
       Investment income--net**                                                  .24            .47            .43            .14
       Realized and unrealized gain (loss)--net                          (.10)++++++    (.06)++++++            .82            .26
                                                                        ------------   ------------   ------------   ------------
       Total from investment operations                                          .14            .41           1.25            .40
                                                                        ------------   ------------   ------------   ------------
       Less dividends from investment income--net                              (.26)          (.47)          (.52)          (.14)
                                                                        ------------   ------------   ------------   ------------
       Net asset value, end of period                                   $       6.30   $       6.42   $       6.48   $       5.75
                                                                        ============   ============   ============   ============

Total Investment Return***

       Based on net asset value per share                                   2.07%+++          6.41%         22.74%       7.33%+++
                                                                        ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses++++                                                           1.37%*          1.32%          1.26%         1.29%*
                                                                        ============   ============   ============   ============
       Investment income--net                                                 7.39%*          7.07%          7.61%         9.42%*
                                                                        ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)                         $      3,073   $      2,749   $        370        --+++++
                                                                        ============   ============   ============   ============
       Portfolio turnover of the Trust                                        13.86%         75.09%        119.94%         81.87%
                                                                        ============   ============   ============   ============

         * Annualized.

        ** Based on average shares outstanding.

       *** Total investment returns exclude the effects of sales charges.

        ++ Commencement of operations.

      ++++ Includes the Fund's share of the Trust's allocated expenses.

    ++++++ Includes redemption fees, which are less than $.01 per share.

       +++ Aggregate total investment return.

     +++++ Amount is less than $1,000.

           See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005



Notes to Financial Statements

                                       Merrill Lynch U.S. High Yield Fund, Inc.

1. Significant Accounting Policies:
Merrill Lynch U.S. High Yield Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master U.S. High Yield Trust (the "Trust"), a mutual fund that has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at September 30, 2005 was 100%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributed to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(a) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005



Notes to Financial Statements (continued)

                                       Merrill Lynch U.S. High Yield Fund, Inc.


The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12(b)-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .50%
Class C                                         .25%               .55%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended September 30, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                                FAMD             MLPF&S

Class A                                     $  3,703          $  18,319
Class I                                           --          $       1


For the six months ended September 30, 2005, MLPF&S received contingent deferred sales charges of $142,993 and $7,408 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $114,435,004 and $100,791,305 for the six months ended September 30, 2005 and the year ended March 31, 2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
September 30, 2005                            Shares             Amount

Shares sold                                  384,103    $     2,432,716
Automatic conversion of shares               285,696          1,799,293
Shares issued to shareholders in
   reinvestment of dividends                 101,712            638,857
                                      --------------    ---------------
Total issued                                 771,511          4,870,866
Shares redeemed                          (2,115,946)       (13,350,182)
                                      --------------    ---------------
Net decrease                             (1,344,435)    $   (8,479,316)
                                      ==============    ===============



Class A Shares for the Year                                      Dollar
Ended March 31, 2005                          Shares             Amount

Shares sold                                  811,061    $     5,288,434
Automatic conversion of shares               393,722          2,556,374
Shares issued to shareholders in
   reinvestment of dividends                 314,724          2,048,613
                                      --------------    ---------------
Total issued                               1,519,507          9,893,421
Shares redeemed                          (5,157,989)       (33,769,779)
                                      --------------    ---------------
Net decrease                             (3,638,482)    $  (23,876,358)
                                      ==============    ===============


Class B Shares for the
Six Months Ended                                                 Dollar
September 30, 2005                            Shares             Amount

Shares sold                                  198,359    $     1,255,273
Shares issued to shareholders in
   reinvestment of dividends                 417,627          2,621,003
                                      --------------    ---------------
Total issued                                 615,986          3,876,276
                                      --------------    ---------------
Automatic conversion of shares             (285,744)        (1,799,293)
Shares redeemed                          (6,367,012)       (39,969,320)
                                      --------------    ---------------
Total redeemed                           (6,652,756)       (41,768,613)
                                      --------------    ---------------
Net decrease                             (6,036,770)    $  (37,892,337)
                                      ==============    ===============



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005



Notes to Financial Statements (concluded)

                                       Merrill Lynch U.S. High Yield Fund, Inc.


Class B Shares for the Year                                      Dollar
Ended March 31, 2005                          Shares             Amount

Shares sold                                1,295,011    $     8,408,255
Shares issued to shareholders in
   reinvestment of dividends               1,000,728          6,509,670
                                      --------------    ---------------
Total issued                               2,295,739         14,917,925
                                      --------------    ---------------
Automatic conversion of shares             (393,750)        (2,556,374)
Shares redeemed                         (13,478,194)       (87,695,058)
                                      --------------    ---------------
Total redeemed                          (13,871,944)       (90,251,432)
                                      --------------    ---------------
Net decrease                            (11,576,205)    $  (75,333,507)
                                      ==============    ===============


Class C Shares for the
Six Months Ended                                                 Dollar
September 30, 2005                            Shares             Amount

Shares sold                                  416,085    $     2,629,649
Shares issued to shareholders in
   reinvestment of dividends                 212,686          1,334,929
                                      --------------    ---------------
Total issued                                 628,771          3,964,578
Shares redeemed                          (2,544,505)       (15,968,848)
                                      --------------    ---------------
Net decrease                             (1,915,734)    $  (12,004,270)
                                      ==============    ===============


Class C Shares for the Year                                      Dollar
Ended March 31, 2005                          Shares             Amount

Shares sold                                1,354,547    $     8,822,193
Shares issued to shareholders in
   reinvestment of dividends                 468,538          3,049,287
                                      --------------    ---------------
Total issued                               1,823,085         11,871,480
Shares redeemed                          (5,777,595)       (37,572,097)
                                      --------------    ---------------
Net decrease                             (3,954,510)    $  (25,700,617)
                                      ==============    ===============


Class I Shares for the
Six Months Ended                                                 Dollar
September 30, 2005                            Shares             Amount

Shares sold                                1,892,120    $    11,793,701
Shares issued to shareholders in
   reinvestment of dividends                  60,834            381,108
                                      --------------    ---------------
Total issued                               1,952,954         12,174,809
Shares redeemed                         (10,792,707)       (68,609,020)
                                      --------------    ---------------
Net decrease                             (8,839,753)    $  (56,434,211)
                                      ==============    ===============


Class I Shares for the Year                                      Dollar
Ended March 31, 2005                          Shares             Amount

Shares sold                                7,759,522    $    50,782,457
Shares issued to shareholders in
   reinvestment of dividends                 120,999            787,755
                                      --------------    ---------------
Total issued                               7,880,521         51,570,212
Shares redeemed                          (4,582,692)       (29,870,218)
                                      --------------    ---------------
Net increase                               3,297,829    $    21,699,994
                                      ==============    ===============


Class R Shares for the
Six Months Ended                                                 Dollar
September 30, 2005                            Shares             Amount

Shares sold                                  193,405    $     1,219,015
Shares issued to shareholders in
   reinvestment of dividends                  15,484             97,386
                                      --------------    ---------------
Total issued                                 208,889          1,316,401
Shares redeemed                            (149,678)          (941,271)
                                      --------------    ---------------
Net increase                                  59,211    $       375,130
                                      ==============    ===============


Class R Shares for the Year                                      Dollar
Ended March 31, 2005                          Shares             Amount

Shares sold                                  440,374    $     2,873,183
Shares issued to shareholders in
   reinvestment of dividends                  15,877            103,996
                                      --------------    ---------------
Total issued                                 456,251          2,977,179
Shares redeemed                             (84,925)          (557,996)
                                      --------------    ---------------
Net increase                                 371,326    $     2,419,183
                                      ==============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption either by sale or exchange) of fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


4. Capital Loss Carryforward:
On March 31, 2005, the Fund had a net capital loss carryforward of $224,485,959, of which $15,062,164 expires in 2009, $47,658,889 expires in
2010, $82,007,747 expires in 2011, $68,300,713 expires in 2012 and $11,456,446 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005



Schedule of Investments                            Master U.S. High Yield Trust


        Face
      Amount    Corporate Bonds                                        Value

Aerospace & Defense--0.6%

 $ 1,400,000    DynCorp International LLC, 9.50%
                    due 2/15/2013 (d)                             $   1,463,000
     325,000    Standard Aero Holdings, Inc., 8.25%
                    due 9/01/2014                                       314,438
                                                                  -------------
                                                                      1,777,438

Airlines--0.6%

   1,575,000    American Airlines, Inc. Class C, 7.80%
                    due 4/01/2008                                     1,507,900
     179,178    Continental Airlines, Inc. Series 1998-1-C,
                    6.541% due 9/15/2009                                168,830
                                                                  -------------
                                                                      1,676,730

Automotive--5.7%

   1,450,000    Advanced Accessory Holdings Corp., 13.25%**
                    due 12/15/2011                                      594,500
                American Tire Distributors, Inc. (d):
   3,000,000            10.304% due 4/01/2012 (a)                     2,880,000
   2,250,000            10.75% due 4/01/2013                          2,047,500
   1,700,000    Asbury Automotive Group, Inc., 8%
                    due 3/15/2014                                     1,615,000
   2,610,000    Cooper-Standard Automotive, Inc., 8.375%
                    due 12/15/2014                                    2,192,400
   2,225,000    Exide Technologies,10.50% due 3/15/2013 (d)           1,768,875
   6,048,000    Metaldyne Corp.,11% due 6/15/2012                     4,112,640
   1,100,000    Tenneco Automotive, Inc., 8.625%
                    due 11/15/2014                                    1,108,250
                                                                  -------------
                                                                     16,319,165

Broadcasting--3.3%

   1,400,000    Emmis Communications Corp., 9.745%
                    due 6/15/2012 (a)                                 1,410,500
   4,425,000    Granite Broadcasting Corp., 9.75%
                    due 12/01/2010                                    4,048,875
     325,000    LIN Television Corp., 6.50% due 5/15/2013 (d)           307,937
   2,950,000    Paxson Communications Corp., 12.261%**
                    due 1/15/2009                                     2,861,500
     925,000    Young Broadcasting, Inc., 8.75%
                    due 1/15/2014                                       820,938
                                                                  -------------
                                                                      9,449,750

Cable--International--0.4%

                New Skies Satellites NV:
     575,000            8.539% due 11/01/2011 (a)                       592,250
     400,000            9.125% due 11/01/2012                           414,000
                                                                  -------------
                                                                      1,006,250

Cable--U.S.--4.9%

   1,925,000    Adelphia Communications Corp., 6%
                    due 2/15/2006 (g)(h)                                 84,219
                Charter Communications Holdings LLC:
   2,550,000            10% due 4/01/2009                             2,199,375
   1,025,000            9.625% due 11/15/2009                           871,250
   1,875,000    Charter Communications, Inc., 5.875%
                    due 11/16/2009 (d)(h)                             1,546,875
   4,419,000    Loral Cyberstar, Inc.,10% due 7/15/2006 (g)           3,932,910
   1,787,000    PanAmSat Corp., 9% due 8/15/2014                      1,885,285
   1,450,000    Rainbow National Services LLC, 10.375%
                    due 9/01/2014 (d)                                 1,638,500
     753,000    Skynet Senior Secured Note, 14%
                    due 12/01/2015                                      881,010
   1,325,000    Zeus Special Subsidiary Ltd., 9.25%**
                    due 2/01/2015 (d)                                   874,500
                                                                  -------------
                                                                     13,913,924



        Face
      Amount    Corporate Bonds                                        Value

Chemicals--5.5%

 $ 2,475,000    Huntsman International, LLC, 9.875%
                    due 3/01/2009                                 $   2,614,219
   2,375,000    MacDermid, Inc., 9.125% due 7/15/2011                 2,541,250
   4,300,000    Omnova Solutions, Inc.,11.25% due 6/01/2010           4,601,000
                PolyOne Corp.:
   2,650,000            10.625% due 5/15/2010                         2,729,500
   2,225,000            8.875% due 5/01/2012                          2,110,969
     970,000    Terra Capital, Inc.,11.50% due 6/01/2010              1,110,650
                                                                  -------------
                                                                     15,707,588

Consumer--Durables--0.6%

   3,100,000    Simmons Co., 10.213%** due 12/15/2014 (d)             1,643,000

Consumer--Non-Durables--2.3%

   1,700,000    Ames True Temper, Inc.,10% due 7/15/2012              1,326,000
   3,375,000    Levi Strauss & Co., 8.804% due 4/01/2012 (a)          3,366,562
   2,025,000    Remington Arms Co., Inc.,10.50%
                    due 2/01/2011                                     1,923,750
                                                                  -------------
                                                                      6,616,312

Diversified Media--2.8%

     625,000    CanWest Media, Inc., 8% due 9/15/2012                   663,281
   1,000,000    Dex Media, Inc., 8% due 11/15/2013                    1,027,500
     925,000    Dex Media West LLC, 9.875% due 8/15/2013              1,020,968
   4,000,000    Liberty Media Corp., 0.75% due 3/30/2023 (h)          4,440,000
                Universal City Florida Holding Co.:
     250,000            8.375% due 5/01/2010                            259,375
     625,000            8.443% due 5/01/2010 (a)                        648,438
                                                                  -------------
                                                                      8,059,562

Energy--Other--2.4%

   1,100,000    Aventine Renewable Energy Holdings, Inc.,
                    9.87% due 12/15/2011 (a)(d)                       1,144,000
     257,000    Parker Drilling Co. Series B,10.125%
                    due 11/15/2009                                      267,280
   2,925,000    Star Gas Partners LP,10.25% due 2/15/2013             2,383,875
   3,425,000    Suburban Propane Partners, LP, 6.875%
                    due 12/15/2013                                    3,116,750
                                                                  -------------
                                                                      6,911,905

Financial--2.5%

   3,475,000    Fairfax Financial Holdings Ltd., 7.75%
                    due 4/26/2012                                     3,336,000
   1,495,000    Refco Finance Holdings LLC, 9% due 8/01/2012          1,625,813
   2,125,000    Triad Acquisition Corp.,11.125%
                    due 5/01/2013 (d)                                 2,194,063
                                                                  -------------
                                                                      7,155,876

Food & Drug--1.3%

   4,813,000    Duane Reade, Inc., 9.75% due 8/01/2011                3,609,750

Food & Tobacco--6.5%

   1,575,000    American Seafoods Group LLC,10.125%
                    due 4/15/2010                                     1,685,250
     625,000    AmeriQual Group LLC, 9% due 4/01/2012 (d)               650,000
     202,294    Archibald Candy Corp.,10% due 11/01/2007 (g)             35,320
                Commonwealth Brands, Inc. (d):
   2,550,000            9.75% due 4/15/2008                           2,677,500
   3,350,000            10.625% due 9/01/2008                         3,517,500
     400,000    Del Monte Corp., 6.75% due 2/15/2015 (d)                402,000
                Dole Food Co., Inc.:
   1,600,000            7.25% due 6/15/2010                           1,592,000
     721,000            8.875% due 3/15/2011                            748,037
   2,475,000    Landry's Restaurants, Inc. Series B, 7.50%
                    due 12/15/2014                                    2,351,250



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005



Schedule of Investments (continued)                Master U.S. High Yield Trust


        Face
      Amount    Corporate Bonds                                        Value

Food & Tobacco (concluded)

 $ 1,700,000    Merisant Co.,10.75% due 7/15/2013 (d)             $   1,156,000
   3,225,000    Mrs. Fields Famous Brands, LLC,11.50%
                    due 3/15/2011                                     3,031,500
   4,275,000    Tabletop Holdings Inc., 13.408%**
                    due 5/15/2014 (d)                                   641,250
                                                                  -------------
                                                                     18,487,607

Gaming--1.5%

     575,000    CCM Merger, Inc., 8% due 8/01/2013 (d)                  580,031
   3,845,000    Majestic Star Casino LLC, 9.50%
                    due 10/15/2010                                    3,806,550
                                                                  -------------
                                                                      4,386,581

Health Care--4.9%

                Alpharma, Inc.:
   2,725,000            3% due 6/01/2006 (h)                          3,501,625
   3,350,000            8.625% due 5/01/2011                          3,450,500
     656,000    Fresenius Medical Care Capital Trust II, 7.875%
                    due 2/01/2008                                       682,240
   1,250,000    Select Medical Corp., 7.625% due 2/01/2015            1,196,875
   1,675,000    Team Health, Inc., 9% due 4/01/2012                   1,775,500
   2,250,000    U.S. Oncology, Inc.,10.75% due 8/15/2014              2,520,000
     850,000    Ventas Realty, LP, 9% due 5/01/2012                     964,750
                                                                  -------------
                                                                     14,091,490

Housing--2.7%

   3,900,000    Ashton Woods USA LLC, 9.50%
                    due 10/01/2015 (d)                                3,763,500
                Building Materials Corp. of America:
     400,000            8% due 12/01/2008                               406,000
   1,150,000            7.75% due 8/01/2014                           1,115,500
     875,000    Goodman Global Holding Co., Inc., 7.875%
                    due 12/15/2012 (d)                                  791,875
   1,375,000    Nortek, Inc., 8.50% due 9/01/2014                     1,265,000
     325,000    Texas Industries, Inc., 7.25% due 7/15/2013 (d)         338,000
                                                                  -------------
                                                                      7,679,875

Information Technology--5.7%

   4,000,000    Advanced Micro Devices, Inc., 7.75%
                    due 11/01/2012                                    4,100,000
                Amkor Technology, Inc.:
   1,575,000            10.50% due 5/01/2009                          1,338,750
   2,475,000            7.125% due 3/15/2011                          2,134,687
   2,550,000    Cypress Semiconductor Corp., 1.25%
                    due 6/15/2008 (h)                                 2,980,313
   1,915,000    Quantum Corp., 4.375% due 8/01/2010 (h)               1,850,369
   1,750,000    Solar Capital Corp., 9.125% due 8/15/2013 (d)         1,813,438
   1,175,000    Sungard Data Systems, Inc., 8.525%
                    due 8/15/2013 (a)(d)                              1,216,125
   1,050,000    Telcordia Technologies Inc.,10%
                    due 3/15/2013 (d)                                   992,250
                                                                  -------------
                                                                     16,425,932

Leisure--0.1%

     225,000    Intrawest Corp., 7.50% due 10/15/2013                   230,344

Manufacturing--8.5%

     725,000    Altra Industrial Motion, Inc., 9%
                    due 12/01/2011 (d)                                  710,500
   2,550,000    Case New Holland, Inc., 6% due 6/01/2009              2,448,000
     550,000    Chart Industries, Inc., 9.125% due 10/15/2015 (d)       550,000
   1,500,000    Columbus McKinnon Corp.,10% due 8/01/2010             1,638,750
   6,000,000    EaglePicher Inc., 9.75% due 9/01/2013 (g)             4,440,000
   3,575,000    FastenTech, Inc.,11.50% due 5/01/2011                 3,704,593



        Face
      Amount    Corporate Bonds                                        Value

Manufacturing (concluded)

 $ 2,800,000    Invensys Plc, 9.875% due 3/15/2011 (d)            $   2,782,500
   1,575,000    Mueller Group, Inc.,10% due 5/01/2012                 1,669,500
   2,450,000    Propex Fabrics, Inc.,10% due 12/01/2012               2,260,125
     600,000    Sensus Metering Systems, Inc., 8.625%
                    due 12/15/2013                                      552,000
   3,600,000    Superior Essex Communications LLC, 9%
                    due 4/15/2012                                     3,636,000
                                                                  -------------
                                                                     24,391,968

Metal--Other--0.6%

   3,850,000    Kaiser Aluminum & Chemical,12.75%
                    due 2/01/2003 (g)                                   269,500
   1,575,000    Novelis, Inc., 7.25% due 2/15/2015 (d)                1,488,375
                                                                  -------------
                                                                      1,757,875

Packaging--5.8%

                Anchor Glass Container Corp.:
   1,141,000            11.077% due 9/30/2006                         1,163,820
   1,500,000            11% due 2/15/2013 (g)                           960,000
                Crown European Holdings SA:
   1,525,000            9.50% due 3/01/2011                           1,669,875
   1,775,000            10.875% due 3/01/2013                         2,059,000
                Pliant Corp.:
   2,000,000            11.125% due 9/01/2009                         1,720,000
   2,425,000            13% due 6/01/2010                             1,151,875
   3,150,000    Portola Packaging, Inc., 8.25% due 2/01/2012          2,205,000
                Tekni-Plex, Inc.:
   1,800,000            12.75% due 6/15/2010                            999,000
     250,000            8.75% due 11/15/2013 (d)                        213,750
                U.S. Can Corp.:
     600,000            10.875% due 7/15/2010                           630,000
   3,400,000            12.375% due 10/01/2010                        3,238,500
     900,000    Wise Metals Group LLC,10.25% due 5/15/2012              711,000
                                                                  -------------
                                                                     16,721,820

Paper--4.7%

                Ainsworth Lumber Co. Ltd.:
   1,050,000            7.77% due 10/01/2010 (a)                      1,047,375
   1,075,000            7.25% due 10/01/2012                          1,010,500
   1,375,000    Domtar, Inc., 7.125% due 8/15/2015                    1,260,699
   1,175,000    Georgia-Pacific Corp., 9.375% due 2/01/2013           1,310,125
     569,000    Graphic Packaging International Corp., 9.50%
                    due 8/15/2013                                       534,860
   3,050,000    JSG Funding Plc, 9.625% due 10/01/2012                3,065,250
     200,000    Millar Western Forest Products Ltd., 7.75%
                    due 11/15/2013                                      170,500
                NewPage Corp.:
   1,300,000            9.943% due 5/01/2012 (a)                      1,228,500
   1,625,000            12% due 5/01/2013                             1,413,750
   2,465,000    Western Forest Products, Inc.,15%
                    due 7/28/2009 (c)(d)                              2,369,548
                                                                  -------------
                                                                     13,411,107

Retail--2.8%

   2,175,000    General Nutrition Centers, Inc., 8.625%
                    due 1/15/2011                                     2,088,000
   1,200,000    Jean Coutu Group, Inc., 8.50% due 8/01/2014           1,194,000
                Neiman-Marcus Group, Inc. (d):
   1,375,000            9% due 10/15/2015                             1,378,438
   1,250,000            10.375% due 10/15/2015                        1,243,750
   2,050,000    Southern States Cooperative, Inc.,10.50%
                    due 11/01/2010 (d)                                2,152,500
                                                                  -------------
                                                                      8,056,688



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005



Schedule of Investments (continued)                Master U.S. High Yield Trust


        Face
      Amount    Corporate Bonds                                        Value

Service--4.0%

  $  275,000    Ahern Rentals, Inc., 9.25% due 8/15/2013 (d)      $     281,187
                Allied Waste North America, Inc. Series B:
   2,550,000            5.75% due 2/15/2011                           2,377,875
   1,750,000            7.375% due 4/15/2014                          1,645,000
     850,000    Ashtead Holdings Plc, 8.625% due 8/01/2015 (d)          893,562
   1,575,000    Buhrmann US, Inc., 8.25% due 7/01/2014                1,610,437
     925,000    Knowledge Learning Corp., Inc., 7.75%
                    due 2/01/2015 (d)                                   906,500
     375,000    Mac-Gray Corp., 7.625% due 8/15/2015 (d)                382,500
   1,475,000    NationsRent Cos., Inc., 9.50% due 5/01/2015           1,534,000
   2,025,000    United Rentals North America, Inc., 7.75%
                    due 11/15/2013                                    1,954,125
                                                                  -------------
                                                                     11,585,186

Telecommunications--3.3%

                ADC Telecommunications, Inc. (h):
   1,381,000            1% due 6/15/2008                              1,401,715
   1,275,000            3.996% due 6/15/2013 (a)                      1,341,938
     900,000    LCI International, Inc., 7.25% due 6/15/2007            877,500
                Terremark Worldwide Inc. (h):
     200,000            9% due 6/15/2009                                160,000
   1,550,000            9% due 6/15/2009 (d)                          1,240,000
   1,900,000    Time Warner Telecom Holdings, Inc., 9.25%
                    due 2/15/2014                                     1,923,750
   2,375,000    Time Warner Telecom, Inc.,10.125%
                    due 2/01/2011                                     2,446,250
                                                                  -------------
                                                                      9,391,153

Transportation--0.2%

     625,000    General Maritime Corp.,10% due 3/15/2013                687,500

Utility--5.7%

                Calpine Corp. (d):
   8,150,000            9.875% due 12/01/2011                         5,949,500
   2,575,000            8.75% due 7/15/2013                           1,821,812
   1,250,000    Calpine Generating Co. LLC,13.216%
                    due 4/01/2011 (a)                                 1,187,500
     947,000    Centerpoint Energy, Inc. Series B, 3.75%
                    due 5/15/2023 (h)                                 1,253,591
   1,400,000    Reliant Energy, Inc., 6.75% due 12/15/2014            1,375,500
   3,400,000    Southern Star Central Corp., 8.50%
                    due 8/01/2010                                     3,646,500
     925,000    Tenaska Alabama Partners LP, 7%
                    due 6/30/2021 (d)                                   936,575
                                                                  -------------
                                                                     16,170,978

Wireless Communications--0.4%

   1,025,000    SBA Communications Corp., 8.50%
                    due 12/01/2012                                    1,114,688

                Total Corporate Bonds
                (Cost--$277,398,788)--90.3%                         258,438,042




                Floating Rate Loan Interests (j)

Health Care--0.5%

   1,600,000    HealthSouth Corp. Term Loan A, 10.375%
                    due 1/16/2011                                     1,584,000

                Total Floating Rate Loan Interests
                (Cost--$1,600,000)--0.5%                              1,584,000



      Shares
        Held    Common Stocks                                          Value

Energy--Other--2.2%

     233,079    Trico Marine Services, Inc.                      $    6,211,555

Paper--0.3%

     385,732    Western Forest Products, Inc. (b)                       830,890

                Total Common Stocks
                (Cost--$9,209,063)--2.5%                              7,042,445



                Preferred Stocks

Broadcasting--0.4%

      26,000    Emmis Communications Corp.
                    Class A, 6.25% (h)                                1,124,500

Telecommunications--0.0%

          34    PTV, Inc. Series A, 10%                                      58

                Total Preferred Stocks
                (Cost--$1,089,615)--0.4%                              1,124,558



                Warrants (e)

Cable--U.S.--0.0%

      61,075    Loral Space & Communications Ltd.
                    (expires 12/26/2006)                                    305

Health Care--0.1%

      52,113    HealthSouth Corp. (expires 1/16/2014)                   130,283

Packaging--0.0%

       3,250    Pliant Corp. (expires 6/01/2010)                             33

Wireless Communications--0.1%

         950    American Tower Corp.
                    (expires 8/01/2008)                                 334,094

                Total Warrants
                (Cost--$185,847)--0.2%                                  464,715



  Beneficial
    Interest    Other Interests (f)

Airlines--1.0%

 $ 7,087,950    US Airways Group, Inc. (Certificate of Beneficial
                    Interest)                                         2,976,939

                Total Other Interests
                (Cost--$1,913,747)--1.0%                              2,976,939



                Short-Term Securities

 $ 8,333,756    Merrill Lynch Liquidity Series, LLC
                    Cash Sweep Series I (i)                           8,333,756

                Total Short-Term Securities
                (Cost--$8,333,756)--2.9%                              8,333,756

Total Investments
(Cost--$299,730,816*)--97.8%                                        279,964,455
Other Assets Less Liabilities--2.2%                                   6,180,116
                                                                  -------------
Net Assets--100.0%                                                $ 286,144,571
                                                                  =============



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005



Schedule of Investments (concluded)                Master U.S. High Yield Trust


  * The cost and unrealized appreciation (depreciation) of investments, as of September 30, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    299,906,300
                                                   ================
    Gross unrealized appreciation                  $      8,633,608
    Gross unrealized depreciation                      (28,575,453)
                                                   ----------------
    Net unrealized depreciation                    $   (19,941,845)
                                                   ================


 ** Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.

(a) Floating rate note.

(b) Non-income producing security.

(c) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(e) Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(f) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.


(g) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(h) Convertible security.

(i) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net              Interest
    Affiliate                                   Activity            Income

   Merrill Lynch Liquidity Series, LLC
      Cash Sweep Series I                   $(19,274,190)         $314,553


(j) Floating rate loans in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or major U.S. banks, or (iii) the certificate of deposit rate.


    For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.


    Financial futures contracts sold as of September 30, 2005 were as follows:


    Number of                  Expiration        Face        Unrealized
    Contracts    Issue            Date          Value       Appreciation

      175     10-Year U.S.       December
             Treasury Bond         2005       $19,472,728      $236,400


    Swaps outstanding as of September 30, 2005 were as follows:


                                                                    Unrealized
                                                  Notional        Appreciation
                                                   Amount       (Depreciation)

    Bought credit default protection
    on Dow Jones CDX North America
    High Yield BB Index Series 4 and
    pay 2.10%

    Broker, Deutsche Bank AG
    Expires June 2010                           $   475,000         $      491

    Bought credit default protection
    on Dow Jones CDX North America
    High Yield BB Index Series 4 and
    pay 2.10%

    Broker, Deutsche Bank AG
    Expires June 2010                           $   300,000                (4)

    Sold credit default protection on
    Dow Jones CDX North America
    High Yield B Index Series 4 and
    receive 3.40%

    Broker, Deutsche Bank AG
    Expires June 2010                           $ 1,000,000            (3,075)

    Sold credit default protection on
    Dow Jones CDX North America
    High Yield B Index Series 4 and
    receive 3.40%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2010                           $ 4,225,000           (34,117)

    Sold credit default protection on
    Dow Jones CDX North America
    High Yield B Index Series 4 and
    receive 3.40%

    Broker, JPMorgan Chase Bank
    Expires June 2010                           $ 2,000,000            (6,160)

    Bought credit default protection on
    Chemtura Corp. and pay 1.26%

    Broker, Credit Suisse First
    Boston International
    Expires December 2010                       $ 1,125,000              (547)

    Bought credit default protection on
    Chemtura Corp. and pay 1.42%

    Broker, Morgan Stanley
    Capital Services
    Expires December 2010                       $ 1,125,000            (8,703)
                                                                   -----------
    Total                                                          $  (52,115)
                                                                   ===========


    See Notes to Financial Statements.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005


Statement of Assets and Liabilities                                                                  Master U.S. High Yield Trust

As of September 30, 2005
Assets

       Investments in unaffiliated securities, at value (identified cost--$291,397,060)                           $   271,630,699
       Investments in affiliated securities, at value (identified cost--$8,333,756)                                     8,333,756
       Cash                                                                                                             3,536,640
       Cash on deposit for financial futures contracts                                                                    150,000
       Swaps premiums paid                                                                                                101,665
       Receivables:
           Interest (including $47,764 from affiliates)                                        $     6,328,800
           Contributions                                                                                72,440
           Variation margin                                                                             57,422
           Beneficial interest                                                                          36,399
           Dividends                                                                                    20,312
           Swaps                                                                                         7,529          6,522,902
                                                                                               ---------------
       Prepaid expenses                                                                                                     3,392
                                                                                                                  ---------------
       Total assets                                                                                                   290,279,054
                                                                                                                  ---------------

Liabilities

       Unrealized depreciation on swaps--net                                                                               52,115
       Payables:
           Securities purchased                                                                      3,175,000
           Withdrawals                                                                                 799,350
           Investment adviser                                                                           75,517
           Other affiliates                                                                              3,687          4,053,554
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                              28,814
                                                                                                                  ---------------
       Total liabilities                                                                                                4,134,483
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   286,144,571
                                                                                                                  ===============

Net Assets Consist of

       Investor's capital                                                                                         $   305,726,647
       Unrealized depreciation--net                                                                                  (19,582,076)
                                                                                                                  ---------------
       Net Assets                                                                                                 $   286,144,571
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005


Statement of Operations                                                                              Master U.S. High Yield Trust

For the Six Months Ended September 30, 2005
Investment Income

       Interest (including $314,553 from affiliates)                                                              $    15,112,658
       Beneficial interest                                                                                                243,185
       Dividends                                                                                                           40,625
       Other                                                                                                              204,162
                                                                                                                  ---------------
       Total income                                                                                                    15,600,630
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $       612,365
       Accounting services                                                                              94,957
       Professional fees                                                                                31,833
       Trustees' fees and expenses                                                                      24,252
       Custodian fees                                                                                   11,780
       Pricing fees                                                                                     11,302
       Printing and shareholder reports                                                                  1,416
       Other                                                                                            10,566
                                                                                               ---------------
       Total expenses                                                                                                     798,471
                                                                                                                  ---------------
       Investment income--net                                                                                          14,802,159
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized loss on:
           Investments--net                                                                        (5,051,511)
           Futures contracts and swaps--net                                                          (648,377)        (5,699,888)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                          (408,966)
           Futures contracts and swaps--net                                                            117,723          (291,243)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (5,991,131)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     8,811,028
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005


Statements of Changes in Net Assets                                                                  Master U.S. High Yield Trust
                                                                                                  For the Six           For the
                                                                                                  Months Ended         Year Ended
                                                                                                 September 30,         March 31,
Increase (Decrease) in Net Assets:                                                                    2005                2005
Operations

       Investment income--net                                                                  $    14,802,159    $    36,997,172
       Realized loss--net                                                                          (5,699,888)       (13,063,292)
       Change in unrealized appreciation/depreciation--net                                           (291,243)          9,406,051
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          8,811,028         33,339,931
                                                                                               ---------------    ---------------

Capital Transactions

       Proceeds from contributions                                                                  19,330,354         88,673,843
       Fair value of withdrawals                                                                 (149,696,210)      (226,876,116)
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from capital transactions                              (130,365,856)      (138,202,273)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                              (121,554,828)      (104,862,342)
       Beginning of period                                                                         407,699,399        512,561,741
                                                                                               ---------------    ---------------
       End of period                                                                           $   286,144,571    $   407,699,399
                                                                                               ===============    ===============

       See Notes to Financial Statements.


Financial Highlights                                                                                 Master U.S. High Yield Trust
                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived       September 30,             For the Year Ended March 31,
from information provided in the financial statements.               2005         2005          2004         2003         2002
Total Investment Return

       Total investment return                                       2.85%++        7.16%        23.09%        4.63%      (1.06%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                        .46%*         .43%          .43%         .44%         .42%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                         8.46%*        7.92%         8.49%       10.41%       11.35%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                  $   286,145  $   407,699   $   512,562  $   477,083  $   550,391
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                             13.86%       75.09%       119.94%       81.87%       48.56%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Annualized.

        ++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005



Notes to Financial Statements                      Master U.S. High Yield Trust


1. Significant Accounting Policies:
Master U.S. High Yield Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Floating rate loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Equity securities that are held by the Trust, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005



Notes to Financial Statements (continued)          Master U.S. High Yield Trust


(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust may purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Trust may enter into swap agreements, which are over-the-counter contracts in which the Trust and counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Trust are recorded in the accompanying Statement of Operations as realized gains and losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--The Trust is considered a "pass through" entity for federal income tax purposes. As such, each investor in the Trust is treated as an owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust amortizes all premiums and discounts on debt securities.

(e) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.




MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005



Notes to Financial Statements (concluded)          Master U.S. High Yield Trust


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .35% of the average daily value of the Trust's net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

In addition, MLPF&S received $313 in commissions on the execution of security transactions for the Trust for the six months ended September 30, 2005.

For the six months ended September 30, 2005, the Trust reimbursed FAM $4,009 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended September 30, 2005 were $43,858,658 and $140,913,390, respectively.


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .07% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the six months ended September 30, 2005.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005



Officers and Directors/Trustees


Robert C. Doll, Jr., President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Jean Margo Reid, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Edward D. Zinbarg, Director/Trustee
B. Daniel Evans, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC.                     SEPTEMBER 30, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch U.S. High Yield Fund, Inc. and Master U.S. High Yield Trust


By:   /s/ Robert C. Doll, Jr.
     -----------------------------
     Robert C. Doll, Jr.,
     Chief Executive Officer of
     Merrill Lynch U.S. High Yield Fund, Inc. and Master U.S. High Yield Trust


Date: November 17, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ Robert C. Doll, Jr.
     -----------------------------
     Robert C. Doll, Jr.,
     Chief Executive Officer of
     Merrill Lynch U.S. High Yield Fund, Inc. and Master U.S. High Yield Trust


Date: November 17, 2005


By:   /s/ Donald C. Burke
     -----------------------------
     Donald C. Burke,
     Chief Financial Officer of
     Merrill Lynch U.S. High Yield Fund, Inc. and Master U.S. High Yield Trust


Date: November 17, 2005